Exhibit 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Annual Report on Form 10-KSB for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 29, 2003

/s/  Kenneth W. Brimmer

Kenneth W. Brimmer,

Chief Executive Officer

Dated:  December 29, 2003

/s/  Mark Buckrey

Mark Buckrey,

Chief Financial Officer